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                                                                   Exhibit 99.7


                              STOCKHOLDER AGREEMENT

     THIS STOCKHOLDER AGREEMENT dated as of February 8, 2002 is entered into between Aspen Technology, Inc., a Delaware corporation ("Aspen"), and Accenture LLP, an Illinois general partnership registered as a limited liability partnership ("Accenture").

                              PRELIMINARY STATEMENT

     A. Contemporaneously with their execution and delivery of this Agreement, Aspen and Accenture are entering into agreements pursuant to which, among other things, Accenture is agreeing to provide Aspen with a license to named intellectual property, access to functional and technical personnel of Accenture, and a specified work product and Aspen is agreeing to issue to Accenture shares of common stock of Aspen at the times, and in the numbers, determined in accordance with such Agreement.

     B. In anticipation of Accenture becoming a stockholder of Aspen, the parties hereto deem it in their mutual best interests to provide for certain matters with respect to the governance of Aspen and are entering into this Agreement in order to effectuate that purpose.

     NOW, THEREFORE, in consideration of the premises herein contained, the parties hereby agree as follows:

1.   CERTAIN DEFINITIONS

     As used in this Agreement, the following terms shall have the meanings set forth below:

     "ACCENTURE" shall include the permitted successors and permitted assigns of Accenture pursuant to Section 4.3.

     "AFFILIATE" shall mean, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. As used in this definition, "control" (including its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

     "THIS AGREEMENT" shall mean this Agreement as in effect on the date hereof and as hereafter from time to time amended, modified or supplemented in accordance with the terms hereof.

     "ASPEN" shall include the permitted successors and permitted assigns of Aspen pursuant to Section 4.3.

     "ASPEN COMMON" shall mean the common stock, par value $.10 per share, of Aspen and any securities of Aspen into which such common stock may be reclassified, exchanged or converted.

     "BENEFICIALLY OWN" shall have the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall be deemed to "Beneficially Own" all securities that such Person has a right to acquire, whether such right is exercisable immediately or only after the passage of time (and without any additional condition).

     "CHANGE IN CONTROL OF ASPEN" shall mean any of the following: (i) a merger, consolidation or other business combination or transaction to which Aspen is a party if the stockholders of Aspen immediately prior to the effective date of such merger, consolidation or other business combination or transaction, as a result of such merger, consolidation or other business combination or transaction, do not have Beneficial

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Ownership of voting securities representing 50% or more of the Total Current
Voting Power of the surviving corporation (or its parent corporation) following such merger, consolidation or other business combination or transaction; (ii) an acquisition by any Person (other than the Restricted Parties and their Affiliates or any 13D Group to which any of them is a member) of Beneficial Ownership of Voting Stock of Aspen representing 25% or more of the Total Current Voting Power of Aspen, (iii) a sale of assets of Aspen to any Person or Persons (other than Restricted Parties and their Affiliates or any 13D Group to which any of them is a member) for a total price in excess of 25% of the market value of the outstanding Aspen Common (calculated using the last sale price of the Aspen Common on the last full trading day immediately preceding the date such sale transaction is entered into); or (iv) a liquidation or dissolution of Aspen.

     "DISINTERESTED STOCKHOLDERS" shall mean the stockholders of Aspen who are not (i) a Restricted Party, (ii) an Affiliate of a Restricted Party, (iii) a member of a 13D Group in which a Restricted Party or an Affiliate of a Restricted Party is also a member, or (iv) a director or officer of Aspen or an Affiliate of such director or officer.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "IP AGREEMENTS" shall mean the License Agreement and the Development Agreement, each dated as of the date hereof between Aspen and Accenture, as such agreements may be amended from time to time.

     "PERSON" shall mean an individual, corporation, unincorporated association, partnership, group (as defined in Section 13(d)(3) of the Exchange Act), trust, joint stock company, joint venture, business trust or unincorporated organization, limited liability company, any governmental entity or any other entity of whatever nature.

     "REPRESENTATIVES" shall mean, with respect to any Person, such Person's directors, officers, employees, agents and other representatives acting in such capacity.

     "RESTRICTED PARTIES" shall mean each of (i) Accenture and each Subsidiary of Accenture and (ii) any Affiliate of any Person that is a Restricted Party described in clause (i) if (and only if) such Restricted Party has the right or power (acting alone or solely with other Restricted Parties) to either cause such Affiliate to comply with or prevent such Affiliate from not complying with all of the terms of this Agreement that are applicable to Restricted Parties.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "SUBSIDIARY" shall mean, as to any Person, a corporation, partnership, limited liability company, joint venture or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors or other managers of such corporation, partnership or other entity are at the time owned, directly or indirectly through one or more intermediaries (including other Subsidiaries), or both, by such Person.

     "THIRD PARTY TENDER OFFER" shall mean a bona fide public offer subject to the provisions of Regulation 14D under the Exchange Act (or any success or regulation, rule or statute) by a Person (which is not made by and does not include any of Aspen, a Restricted Party or any Affiliate of any of them or any 13D Group that includes Aspen, a Restricted Party or any Affiliate of them) to purchase or exchange for cash or other consideration any Voting Stock and which consists of an offer to acquire 25% or more of the then Total Current Voting Power of Aspen.

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     "13D GROUP" means any group (within the meaning of Section 13(d) of the
Exchange Act) formed for the purpose of acquiring, holding, voting or disposing of Voting Stock.

     "TOTAL CURRENT VOTING POWER" shall mean, with respect to any corporation, the total number of votes that may be cast in the election of members of the Board of Directors of such corporation if all securities entitled to vote in the election of such directors (excluding shares of preferred stock that are entitled to elect directors only upon the occurrence of customary events of default) are present and voted.

     "TRANSFER" shall have the meaning set forth in Section 3.2.

     "ULTIMATE PARENT ENTITY" shall mean, with respect to any Person (the "Subject Person"), the Person (if any) that (i) owns, directly or indirectly through one or more intermediaries, or both, shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors or other managers of the Subject Person and (ii) is not itself a Subsidiary of any other Person or is a natural person.

     "VOTING STOCK" shall mean shares of Aspen Common and any other securities of Aspen having the ordinary power to vote in the election of directors of Aspen.

2.   CORPORATE GOVERNANCE

     2.1. BOARD OF DIRECTORS

          Subject to Section 2.2, the Restricted Parties will vote (or execute a written consent in lieu of) in each stockholder vote (or written consent in lieu
of) for the election of directors of Aspen all of their Voting Stock:

          (a) if there is no bona fide proxy contest for the election of directors, in favor of the management slate that is included in the proxy statement (or consent solicitation or similar document) of Aspen relating to the election of directors; or

          (b) if there is a bona fide proxy contest for the election of directors, at the election of each Restricted Party either (i) in favor of the management slate that is included in the proxy statement (or consent solicitation or other similar document) of Aspen relating to the election of directors or (ii) in the same proportion as all votes cast by Disinterested Stockholders.

     2.2. TERMINATION. The provisions of Section 2.1 shall terminate upon the earliest to occur of (i) the first date after June 30, 2004 on which the Restricted Parties' aggregate Beneficial Ownership of Voting Stock is less than five percent of the Total Current Voting Power of all outstanding Voting Stock,
(ii) June 30, 2006 and (iii) a Change in Control of Aspen.

3.   STANDSTILL AGREEMENTS

     3.1. STANDSTILL

          (a) Subject to Section 3.1(d), no Restricted Party will, directly or indirectly, nor will it authorize or permit any of its Representatives to, in each case unless specifically permitted by this agreement or authorized or consented to do so in writing in advance by Aspen:

               (i) acquire or agree, offer, seek or propose to acquire, or cause to be acquired, Beneficial Ownership of any Voting Stock of Aspen or any of its Subsidiaries, or any options,


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                    warrants or other rights (including any convertible or
                    exchangeable securities) to acquire any such Voting Stock in excess of such Restricted Party's (or Representatives', as the case may be) Beneficial Ownership of Voting Stock as of the date of this Agreement other than pursuant to the IP Agreements;

               (ii) make, or in any way participate in, any "solicitation" of
                    "proxies" (as such terms are defined in Rule 14a-1 under the Exchange Act) with respect to the voting of any securities of Aspen or any of its Subsidiaries;

              (iii) deposit any securities of Aspen or any of its Subsidiaries in a voting trust or subject any such securities to any arrangement or agreement with any Person (other than one or more Restricted Parties);

               (iv) form, join, or in any way become a member of a 13D Group with respect to any voting securities of Aspen or any of its Subsidiaries (other than a "group" consisting solely of Restricted Parties);

               (v) arrange any financing for, or provide any financing commitment specifically for, the purchase of any voting securities or securities convertible or exchangeable into or exercisable for any voting securities or assets of Aspen or any of its Subsidiaries, except for such assets as are then being offered for sale by Aspen or such Subsidiary; provided, however, that this clause (v) shall not apply to any such financing arrangements or commitments to the extent involving a Transfer of Aspen Common Beneficially Owned by a Restricted Party to any Person that is not a Restricted Party;

               (vi) seek to propose or propose, whether alone or in concert with other Restricted Parties, any tender offer, exchange offer, merger, business combination, restructuring, liquidation, recapitalization or similar transaction involving Aspen or any of its Subsidiaries;

              (vii) nominate any person as a director of Aspen who is not nominated by the then incumbent directors, or propose any matter to be voted upon by the stockholders of Aspen;

             (viii) solicit, initiate, encourage or knowingly or intentionally facilitate the taking of any action by any Affiliate of a Restricted Party (that is not itself a Restricted Party) that would be prohibited by this Section 3.1 if that Affiliate were a Restricted Party; or

               (ix) publicly announce or disclose any intention, plan or
                    arrangement inconsistent with the foregoing.

Notwithstanding the foregoing, a Restricted Party shall not be prohibited from taking any action described in clauses (i) through (ix) to the extent such action is taken in response to, and in competition with, a similar action that has been undertaken by a Person who is not a Restricted Party.

     (b) No Restricted Party will, nor will it authorize or permit any of its respective Representatives to, take any action that would require Aspen to make a public announcement regarding any of the matters set forth in Section 3.1(a).

     (c)  Anything in this Section 3.1 to the contrary notwithstanding, this
Section 3.1 shall not prohibit or restrict any of the following: (i) the voting of the Restricted Parties' Voting Stock, subject to Section 2.1 or (ii) any disclosure pursuant to Section 13(d) of the Exchange Act which a Restricted


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Party reasonably believes, based on the advice of outside counsel, is required in connection with any action taken by a Restricted Party pursuant to
Section 3.1(b).

     (d) The foregoing provisions of this Section 3.1 shall apply only on such dates, if any, on which the Restricted Parties' aggregate Beneficial Ownership of Voting Stock is greater than five percent of the Total Current Voting Power of all outstanding Voting Stock and shall terminate in any event as of the earlier to occur of (i) June 30, 2006 and (ii) a Change in Control of Aspen.

3.2. RESTRICTIONS.

     (a) The Restricted Parties shall not, directly or indirectly sell, transfer or otherwise dispose of (collectively, "Transfer") any shares of Aspen Common Beneficially Owned by such Persons or any legal or beneficial interest therein except for Transfers: (i) to Persons who agree to be Restricted Parties bound by the provisions of this Agreement in a written instrument delivered to Aspen in form and substance reasonably acceptable to Aspen, (ii) that have been consented to in writing by Aspen, (iii) pursuant to a Third Party Tender Offer,
(iv) pursuant to a merger, consolidation or reorganization to which Aspen is a party, (v) in a bona fide public distribution or bona fide underwritten public offering (including pursuant to the exercise of rights granted in the Registration Rights Agreement dated as of the date hereof between Aspen and Accenture, as it may be amended from time to time (the "Registration Rights Agreement")) or under a Shelf Registration under the Registration Rights Agreement, (vi) pursuant to Rule 144 of the Securities Act or pursuant to a privately negotiated transaction or (vii) pursuant to bona fide "cashless collar" hedging or other hedging transaction; provided that, in the case of any Transfer pursuant to clause (vi), such Transfer does not result in, to the knowledge of the Restricted Parties after reasonable inquiry, any other Person acquiring, after giving effect to such Transfer, Beneficial Ownership, individually or in the aggregate with such Person's Ultimate Parent Entity, Subsidiaries and Affiliates, of more than ten percent of the total number of shares of Aspen Common then outstanding. In regard to any Transfer in a privately negotiated transaction contemplated by clause (vi) of this Section 3.2(a), Restricted Parties shall provide that their brokers not arrange for any such Transfer to any Person that, with such Person's Ultimate Parent Entity, Subsidiaries and Affiliates, Beneficially Owns five percent or more of the total number of shares of Aspen Common, it being understood that such determination shall be made based solely upon a review of publicly available filings made with respect to Aspen on Forms 13D and 13G under the Exchange Act. Furthermore, a Restricted Party shall give Aspen notice two trading days (or, if such notice period is not reasonably practicable in connection with a particular Transfer, such shorter period as is reasonably practicable) prior to any Transfer of a number of shares of Aspen Common in excess of the greater of (x) 100,000 shares of Aspen Common or (y) 50% of the average daily reported volume of trading in the Aspen Common on all national securities exchanges and/or reported through the automated quotation system of a registered securities association for the five trading days preceding the giving of such notice. It is understood that the notice provided for in the preceding sentence is solely for the purpose of allowing Aspen an opportunity to discuss with the Restricted Party making the Transfer the manner in which the offer and sale of the Aspen Common is contemplated to be made and the potential to minimize a disruption, if any, in the market for the Aspen Common as a result of such Transfer.

     (b) If any Restricted Party decides to dispose of any of the Aspen Common, each Restricted Party understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act. Each Restricted Party agrees to the imprinting, so long as appropriate, of substantially the following legends on certificates representing any of the securities referenced in the preceding sentence.

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          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
          REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A STOCKHOLDER AGREEMENT DATED AS OF FEBRUARY 8, 2002 BETWEEN ASPEN TECHNOLOGY, INC. AND ACCENTURE LLP."

     The legend set forth above shall be removed if and when (i) the securities represented by such certificate are disposed of pursuant to an effective registration statement under the Securities Act or (ii) Accenture delivers to Aspen an opinion of counsel reasonably acceptable to Aspen to the effect that such legends are no longer necessary.

          (c) The provisions of Section 3.2(a) shall apply only on such dates, if any, on which the Restricted Parties' aggregate Beneficial Ownership of Voting Stock is greater than five percent of the Total Current Voting Power of all outstanding Voting Stock and shall terminate in any event as of the second anniversary of the date of this Agreement.

     3.3. CERTAIN PERMITTED TRANSACTIONS AND COMMUNICATIONS. Notwithstanding the foregoing, this Agreement shall not prohibit (a) the consummation of any transaction expressly provided for in the IP Agreements, (b) the acquisition, holding or sale of securities or rights in the ordinary course of business by any employee benefit plan whose trustees, investment managers or similar advisors are not Affiliates of any Restricted Party or (c) officers and employees of the Restricted Parties from communicating with officers of Aspen or its Affiliates on matters related to or governed by the IP Agreements or other operational matters, or the Restricted Parties from communicating with the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the Chief Financial Officer of Aspen, so long as any such communication is conveyed in confidence, would not require public disclosure by the Restricted Parties or by Aspen, and is not intended to (i) elicit, and, in the reasonable belief (based on the advice of outside counsel) of the Restricted Party making such communication, does not require the issuance of, a public response by Aspen or (ii) otherwise circumvent the provisions of Section 3.2.

4.   GENERAL

     4.1. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of Aspen and Accenture. Any such amendment, termination or waiver effected in accordance with this Section 4.1 shall be binding on all parties hereto, even if they do not execute such consent. No waiver by any party hereto with respect to any condition or breach hereunder shall be deemed to extend to any prior or subsequent condition or breach hereunder or affect in any way any rights arising by virtue of any prior or subsequent condition or breach. No failure on the part of any parties hereto to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

     4.2. CONSTRUCTION

          The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.


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     (a)  The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against a party hereto.

     (b) The term "including" as used herein shall not be construed so as to exclude any other thing not referred to or described.

     (c) References herein to "Sections" shall be deemed to be to sections of this Agreement, unless otherwise specified.

     4.3. ENTIRE AGREEMENT; SUCCESSORS. This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. Accenture and any other Restricted Party that agrees to be bound by the terms hereof may not assign any of its rights or delegate any of its duties under this Agreement except to another Restricted Party that confirms in writing that it is bound by the terms of this Agreement. Aspen may not assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of Accenture, provided that in the event of any merger or consolidation of Aspen with any Person in which the holders of Aspen Common receive securities of any other Person (the "Successor Issuer") Aspen may assign all of its rights and delegate all of its obligations under this Agreement to such Successor Issuer in which event the Successor Issuer will become "Aspen" for all purposes of this Agreement. Any purported assignment in violation of this Section shall be void. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the Restricted Parties (who shall be third party beneficiaries of this Agreement entitled to the benefit of, and to enforce, its terms) and Aspen and their respective successors, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Restricted Parties and Aspen and their respective successors, and for the benefit of no other Person. No purchaser of Aspen Common from a Restricted Party (other than another Restricted Party) shall be deemed to be a successor or assignee by reason merely of such purchase.

     4.4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of New York. THE PARTIES HERETO WAIVE ANY RIGHT THEY MAY HAVE, AND AGREE NOT TO DEMAND, A TRIAL BY JURY.

     4.5. NOTICES. All notices, instructions, demands, claims, requests and other communications given hereunder or in connection herewith shall be in writing. Any such communication shall be sent either (a) by registered or certified mail, return receipt requested, postage prepaid, or (b) via a reputable nationwide overnight courier service, in each case to the address set forth below. Any such communication shall be deemed to have been delivered two business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent via a reputable nationwide overnight courier service.

        To Aspen:    Aspen Technology, Inc.
                     Ten Canal Park
                     Cambridge, Massachusetts 02141
                     Facsimile: 617.949.1722
                     Attention:  Chief Executive Officer and General Counsel


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            With a copy to:       Hale and Dorr LLP
                                  60 State Street
                                  Boston, Massachusetts 02109
                                  Facsimile: 617.526.5000
                                  Attention: Mark L. Johnson

              To Accenture:       Accenture LLP
                                  100 Peachtree Street, N.E., Suite 1300
                                  Atlanta, Georgia  30303
                                  Attention:  David Crow

            With copies to:       Accenture LLP
                                  100 South Wacker Drive, Suite 500
                                  Chicago, Illinois 60606
                                  Attention:  Legal and Commercial Department

                                  Accenture LLP
                                  1661 Page Mill Road
                                  Palo Alto, California 94304
                                  Facsimile: 312.652.8136
                                  Attention: General Counsel

Any party hereto may give any notice, instruction, demand, claim, request or other communication hereunder using any other means (including facsimile transmission, personal delivery, expedited courier, messenger service, telex, ordinary mail or electronic mail), but no such communication shall be deemed to have been duly given unless and until it actually is received by the party for which it is intended. Any party hereto may change the address to which notices, instructions, demands, claims, requests and other communications hereunder are to be delivered by giving the other parties hereto notice in the manner set forth in this Section 4.5.

     4.6. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any circumstances in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other circumstances or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making the determination of invalidity or unenforceability shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

     4.7. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they are entitled at law or in equity.


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     4.8. SIGNATURES. This Agreement may be executed in counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                       ASPEN TECHNOLOGY, INC.

                                       By: /s/ Lisa W. Zappala
                                           ------------------------------------
                                           Title: Senior Vice President, Finance
                                                  and Chief Financial Officer

                                       ACCENTURE LLP

                                       By: /s/ David A. Crow
                                           ------------------------------------
                                           Title: Partner




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